SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)             March 7, 2006
                                                       ------------------------


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New York                     1-4858                   13-1432060
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
  of Incorporation)                 File Number)           Identification No.)


521 West 57th Street, New York, New York                          10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code         (212) 765-5500
                                                     ---------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

     Under the Company's Annual Incentive Plan ("AIP"), each executive officer of the Company has an annual incentive award target based on the achievement of specific quantitative corporate and, with respect to certain executive officers, regional and/or functional performance goals, which are determined by the Compensation Committee of the Company's Board of Directors (the "Compensation Committee"). At its meeting held on March 7, 2006, the Compensation Committee approved the performance criteria for 2006 under the AIP. These corporate performance criteria are derivatively applied to certain executive officers having regional and/or functional responsibility. Attached as Exhibit 10.1 are the corporate performance criteria for 2006 under the AIP.

     Under the Company's Long-Term Incentive Plan ("LTIP"), each executive officer of the Company has an award target for each three-year performance cycle based on the achievement of specific quantitative corporate performance goals which are determined by the Compensation Committee. At its meeting held on March 7, 2006, the Compensation Committee approved the performance criteria for the 2006-2008 cycle under the LTIP. Attached as Exhibit 10.2 are the performance criteria for the 2006-2008 cycle under the LTIP. As part of its approval of the Long Term Incentive Choice Program described below, the Board of Directors, upon the recommendation of the Compensation Committee, determined that, if any LTIP payouts are to be made for the 2006-2008 cycle and thereafter, subject to periodic review, half of the LTIP payout would be paid in cash and half would be paid in Company stock.

     At its meeting held on March 7, 2006, the Compensation Committee, with the assistance of independent compensation consultants, determined to increase the base salary of the Company's Chief Operating Officer, James Dunsdon, who is a named executive officer in the Company's proxy statement, by 15.9% to reflect competitive practices.

     At its meeting held on March 7, 2006, the Board of Directors, upon the recommendation of the Compensation Committee and with the assistance of independent compensation consultants, approved a Long Term Incentive Choice Program (the "Program") for the Company's senior management under the Company's 2000 Stock Award and Incentive Plan ("2000 SAIP"). Under the Program, eligible participants (including the Company's executive officers) will be entitled to choose from three alternative types of equity awards and will be granted such equity awards under the 2000 SAIP up to a certain dollar award value depending on the participant's grade level. There is also a designated pool that may be allocated among one or more participants (including executive officers) which could result in such participant(s) receiving an award value in excess of the Program values for the participant's grade level. Participants may choose among
(i) Purchased Restricted Stock, (ii) Stock Settled Appreciation Rights ("SSAR's") and (iii) Restricted Stock Units ("RSU's"). A participant may elect all of one alternative or a combination of two or three alternatives in 10% increments provided a) the sum of the percentages allotted to all three alternatives equals 100% and b) the percentage allotted to RSU's does not exceed 50%. The percentage elected for each alternative will be multiplied by the dollar award value granted to the participant and further adjusted for risk factors associated with the three grant alternatives, as approved by the Compensation Committee. The resulting dollar values from each participant's election will be used to determine how many shares of each alternative the participant will receive, provided, however, that only whole shares will be awarded. If a participant fails to make an election on a timely basis, the participant will receive all of his or her award in the form of SSAR's. As approved by the Compensation Committee, grants of equity awards under the Program, based on participant elections, are anticipated to be made on the date of the Company's Annual Meeting of Shareholders. Attached as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively, are the Long Term Incentive Choice Program Summary, Form of Purchased Restricted Stock Agreement, Form of Stock Settled Appreciation Rights Agreement and Form of Restricted Stock Unit Agreement.

     At its meeting held on March 7, 2006, the Board of Directors determined, with the assistance of independent compensation consultants, to change the annual cash fee for the Company's lead director from $7,500 to $25,000, with such changes to take effect on the date of the Company's 2006 Annual Meeting of Shareholders. The Board determined not to change other elements of compensation for directors who are not employees of the Company.

     At its meeting held on March 7, 2006, the Board of Directors also approved certain revisions to the target incentive percentages under the Company's Annual Incentive Plan (the "AIP"). Under the AIP, certain eligible employees, including the Company's executive officers, have an AIP award target set at a percentage of the employee's base salary, which the employee may be eligible to receive if specific quantitative corporate and/or regional and/or functional performance goals are achieved. The Board increased the target AIP percentages for the Company's senior management with respect to AIP awards that they may be eligible to receive for 2006 and thereafter, subject to periodic review. These target percentages were adjusted primarily to reflect competitive practices more closely. With respect to the Company's executive officers, the targets were increased as follows:

         Chief Operating Officer - AIP target was increased from 75% to 90% of base salary.

         Senior Vice President - AIP target was increased from 45% to either 50% or 60% of base salary (depending on position).

         Vice President and equivalent - AIP target was increased from 35% to 40% of base salary.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits


         10.1 Performance Criteria for 2006 under the Company's Annual Incentive Plan

         10.2 Performance Criteria for the 2006-2008 Cycle under the Company's Long-Term Incentive Plan

         10.3     Long Term Incentive Choice Program Summary

         10.4 Form of International Flavors & Fragrances Inc. 2000 Stock Award and Incentive Plan Purchased Restricted Stock Agreement

         10.5 Form of International Flavors & Fragrances Inc. 2000 Stock Award and Incentive Plan Stock Settled Appreciation Rights Agreement

         10.6 Form of International Flavors & Fragrances Inc. 2000 Stock Award and Incentive Plan Restricted Stock Unit Agreement

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                INTERNATIONAL FLAVORS & FRAGRANCES INC.


Dated:  March 10, 2006             By:  /s/ Dennis M. Meany
                                   ________________________________
                                   Name:    Dennis M. Meany
                                   Title:   Senior Vice President, General
                                            Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description
----------        -----------

   10.1           Performance Criteria for 2006 under the Company's Annual
                  Incentive Plan

   10.2 Performance Criteria for the 2006-2008 Cycle under the Company's Long-Term Incentive Plan

   10.3           Long Term Incentive Choice Program Summary

   10.4 Form of International Flavors & Fragrances Inc. 2000 Stock Award and Incentive Plan Purchased Restricted Stock Agreement

   10.5 Form of International Flavors & Fragrances Inc. 2000 Stock Award and Incentive Plan Stock Settled Appreciation Rights Agreement

   10.6 Form of International Flavors & Fragrances Inc. 2000 Stock Award and Incentive Plan Restricted Stock Unit Agreement

                                                             EXHIBIT 10.1


                          Performance Criteria for 2006
                          ------------------------------
                    under the Company's Annual Incentive Plan
                   ------------------------------------------

     For 2006, the corporate performance criteria under the Company's Annual Incentive Plan, which criteria were approved by the Compensation Committee of the Company's Board of Directors, relate to increases in revenue and improvements in operating profit as a percentage of sales.

                                                             EXHIBIT 10.2


                  Performance Criteria for the 2006-2008 Cycle
                  --------------------------------------------
                  under the Company's Long-Term Incentive Plan
                  --------------------------------------------

     For the 2006-2008 cycle, the performance criteria under the Company's Long-Term Incentive Plan, which criteria were approved by the Compensation Committee of the Company's Board of Directors, relate to improvements in earnings per share and return on invested capital.

                                                              Exhibit 10.3

 Long Term Incentive Choice Program Summary


 Overall Program Construct
 -------------------------

- There are two elements to the overall Long Term Incentive Program
- The first element is the Long Term Incentive Performance Plan and the second element is the Equity Choice Program
- The structure of the program by Salary Grade is as follows:

 -------------------------       ------------------------        -------------------------------------------
                                     LTI Performance                  Equity Choice Program Grant Value
                                                                 -------------------------------------------
           Tier                        Plan Target                    Min          Target         Max
 =========================       ========================        ===========================================
           CEO                        100% of base                    $975        $1,300        $1,625
            L                          80% of base                    $375          $500          $625
            K                          65% of base                    $300          $400          $500
            J                          60% of base                    $225          $300          $375
            I                          50% of base                    $150          $200          $250
            H                        40/50 % of base                   $75          $100          $125
 -------------------------       ------------------------        -------------------------------------------
                                                                                             ($1,000's)


 LTI Performance Plan
 --------------------

- Three year performance cycle
- Payout in fourth year based on performance against EPS and ROIC targets
- Payout may range from 0 to 150% dependent upon performance
- Payment is in the form of 50% cash and 50% stock


 Equity Choice Program
 ---------------------

- Grant values determined within the range above based on the executives performance against pre-established perfromance criteria. It is a 'zero sum' allocation of awards.
- There is also a 'pool' of $485,000 (which has been funded by reducing the ECP targets above) that the CEO may recommend to the Compensation Committee for allocation in order to differentiate for top performers (such awards would be additive to any award made in accordance with the above grid)
- Once the grant value is determined, the executive allocates his grant value between three forms of equity; Purchased Restricted Stock (PRS) at 50% discount; Stock Settled Appreciation Rights (SSARs); or Restricted Stock Units (RSUs)
 - Each form of Equity is risk adjusted as follows:

              PRS -                     1.2   times allocation
              SSARs -                   1.0   times allocation
              RSUs -                    0.6   times allocation

 - The executive can allocate a maximum of 50% of his grant value to RSUs


 Treatment at Termination
 ------------------------

- For normal retirement or disability, all elements vest in the normal course (or are accelerated upon death)
- For involuntary termination not for cause, all elements prorated based on time served during the vesting period and elements then vest in the normal course
- For involuntary termination for cause or for voluntary termination, all elements forfeited (with respect to PRS, in the event of voluntary termination, the lesser of cash input or the dollar value of the stock is refunded)

                                                                Exhibit 10.4

                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

                2000 Stock Award and Incentive Plan (the "Plan")

                      Purchased Restricted Stock Agreement

This Purchased Restricted Stock Agreement (the "Agreement") confirms the grant on ______, 200_ (the "Grant Date") by INTERNATIONAL FLAVORS & FRAGRANCES INC., a New York corporation (the "Company"), to _____________________ ("Employee"), for the purpose set forth in Section 1 of the Plan, of an Award of Restricted Stock (the "Restricted Stock"), as follows:

       Restricted Stock granted:     ______Shares

       Purchase Price per Share:     $______  per Share, being 50% of the fair
                                     market value thereof on the Grant Date

       Aggregate Purchase Price:     $________ (equal to the number of Shares
                                     granted times the Purchase Price per
                                     Share); the Company acknowledges receipt of the Purchase Price from Employee in cash, as of the Grant Date

       Restricted Stock Vests:       As to 100% of the Restricted Stock on the
                                     third anniversary of the Grant Date (the
                                     "Stated Vesting Date"), except that
                                     different vesting provisions may apply upon the occurrence of certain events specified in Section 3 or 5 hereof

The Restricted Stock is an award of shares of the Company's Common Stock (the "Common Stock") granted under Section 6(d) of the Plan, and is subject to the risk of forfeiture and other restrictions specified in the Plan and this Agreement, including the Terms and Conditions of Purchased Restricted Stock attached hereto. The number and kind of shares of Restricted Stock and other terms of the Restricted Stock are subject to adjustment in accordance with
Section 4 hereof and Section 11(c) of the Plan.

     Employee acknowledges and agrees that (i) the Restricted Stock is nontransferable, (ii) the Restricted Stock, and certain amounts of gain realized upon vesting and delivery of the Shares, is subject to forfeiture in the event Employee fails to meet applicable requirements relating to non-competition, confidentiality, non-solicitation of customers, suppliers, business associates, employees, and service providers, non-disparagement and cooperation in litigation with respect to the Company and its subsidiaries and affiliates, as set forth in Section 7 hereof and Section 10 of the Plan, (iii) the Restricted Stock is subject to forfeiture in the event of Employee's Termination of Employment in certain circumstances prior to vesting, as specified in Section 3 hereof, (iv) sales of shares delivered upon vesting of the Restricted Stock will be subject to the Company's policies regulating trading by employees and (v) a copy of the Plan and related prospectus have previously been delivered to Employee, are being delivered to Employee or are available as specified in
Section 1 hereof.

     IN WITNESS WHEREOF, INTERNATIONAL FLAVORS & FRAGRANCES INC. has caused this Agreement to be executed by its officer thereunto duly authorized, and Employee has duly executed this Agreement, by which each has agreed to the terms of this Agreement.

Employee                            INTERNATIONAL FLAVORS &
                                    FRAGRANCES INC.

___________________________         By:_______________________________
                                         Dennis M. Meany
                                         Senior Vice President, General Counsel
                                         and Secretary

               TERMS AND CONDITIONS OF PURCHASED RESTRICTED STOCK

     The following Terms and Conditions apply to the Restricted Stock granted to Employee by INTERNATIONAL FLAVORS & FRAGRANCES INC. (the "Company"), as specified in the Purchased Restricted Stock Agreement (of which these Terms and Conditions form a part). Certain terms of the Restricted Stock, including the number of Shares granted, Purchase Price per Share and vesting date, are set forth on the preceding pages.

     1. General. The Restricted Stock is granted to Employee under the Company's 2000 Stock Award and Incentive Plan (the "Plan"), a copy of which is available for review, along with other documents constituting the "prospectus" for the Plan, on the Company's intranet site at One IFF/Corporate/Law Department. All of the applicable terms, conditions and other provisions of the Plan are incorporated by reference herein. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this document and mandatory provisions of the Plan, the provisions of the Plan govern. By accepting the grant of the Restricted Stock, Employee agrees to be bound by all of the terms and provisions of the Plan (as presently in effect or later amended), the rules and regulations under the Plan adopted from time to time, and the decisions and determinations of the Company's Compensation Committee (the "Committee") made from time to time, provided that no such Plan amendment, rule or regulation or Committee decision or determination shall materially and adversely affect the rights of the Employee with respect to outstanding Restricted Stock without the consent of Employee.

     2. Nontransferability. Until such time as the Restricted Stock has become vested in accordance with the terms of this Agreement, Employee may not transfer Restricted Stock or any rights hereunder to any third party other than by will or the laws of descent and distribution. This restriction on transfer precludes any sale, assignment, pledge, or other encumbrance or disposition of the shares of Restricted Stock (except for forfeitures to the Company).

     3. Termination Provisions. The following provisions will govern the vesting and forfeiture of the Restricted Stock in the event of Employee's Termination of Employment (as defined below), provided that the Committee retains its powers to accelerate vesting or modify these terms subject to the consent of Employee in the case of a modification materially adverse to Employee:

     (a) Voluntary Resignation and Termination by the Company for Cause. In the event of Employee's Termination of Employment due to his or her voluntarily resignation (other than a Normal or Early Retirement governed by clause (b) or (c) below) or Termination of Employment by the Company for Cause (as defined below), all unvested Restricted Stock will be immediately forfeited.

     (b) Disability or Normal Retirement. In the event of Employee's Termination of Employment due to Disability (as defined below) or Normal Retirement (as defined below), Employee's unvested Restricted Stock will not be forfeited, but will remain outstanding and will become vested at the applicable date under this Agreement as though Employee had not had such a Termination of Employment; provided that Employee shall forfeit the unvested Restricted Stock if during the period following Termination of Employment up to the date of vesting Employee engages in activity that results in a Forfeiture Event set forth in Section 10 of the Plan. Employee acknowledges that the Committee has relied on the discretion granted to it under Section 10(d) of the Plan in requiring forfeiture upon occurrence of a Forfeiture Event during the applicable post-Termination period.

     (c) Termination by the Company Not for Cause or Early Retirement. In the event of Employee's Termination of Employment by the Company not for Cause or Employee's Early Retirement, the following rules apply:
          - A pro rata portion of Employee's then unvested Restricted Stock will not be forfeited, but will remain outstanding and will become vested at the applicable date under this Agreement as though Employee had not had such a Termination of Employment. This pro rata portion will be determined by multiplying the number of unvested Shares of Restricted Stock by a fraction the numerator of which is the number of days from the Grant Date to the date of Employee's Termination of Employment and the denominator of which is 1,095; provided that Employee shall forfeit the unvested Restricted Stock if during the period following Termination of Employment up to the date of vesting Employee engages in activity that results in a Forfeiture Event set forth in Section 10 of the Plan. Employee acknowledges that the Committee has relied on the discretion granted to it under
               Section 10(d) of the Plan in requiring forfeiture upon occurrence of a Forfeiture Event during the applicable post-Termination period.
          - Employee's Shares of Restricted Stock that had not become vested before such Termination of Employment and which are not included in the pro rata portion subject to continued vesting will be immediately forfeited.

     (d) Death. In the event of Employee's Termination of Employment due to death or the death of Employee following Termination but prior to vesting of Restricted Stock not otherwise forfeited hereunder, Employee's unvested Restricted Stock will not be forfeited but will become immediately vested.

          (e) Certain Definitions. The following definitions apply for purposes of this Agreement:

               (i) "Cause" has the meaning as defined in the Company's Executive Separation Policy or any successor policy thereto, as in effect at the time of Employee's Termination of Employment.

               (ii) "Disability" means a disability entitling Employee to long-term disability benefits under the Company's long-term disability policy as in effect at the date of Employee's termination of employment, upon written evidence of such permanent disability from a medical doctor in a form satisfactory to the Company.

               (iii) "Early Retirement" means Termination of Employment by either the Company or Employee after Employee has attained age 55 and before he or she has attained age 62 if at the time of Termination Employee has ten or more years in the employ of the Company and/or its subsidiaries.

               (iv) "Normal Retirement" means Termination of Employment by either the Company or Employee after Employee has attained age 62.

               (v) "Termination of Employment" means the event by which Employee ceases to be employed by the Company or any subsidiary of the Company and, immediately thereafter, is not employed by or providing substantial services to any of the Company or a subsidiary of the Company. If Employee is granted a leave of absence for military or governmental service or other purposes approved by the Board, he or she shall be considered as continuing in the employ of the Company, or of a subsidiary of the Company, for the purpose of this subsection, while on such authorized leave of absence.

     4. Dividends and Distributions and Adjustments.

     (a) Dividends and Distributions. Employee shall be entitled to receive with respect to the Restricted Stock all dividends and distributions payable on Common Stock (including for this purpose any forward stock split) if and to the extent that he is the record owner of such Restricted Stock on any record date for such a dividend or distribution and he has not forfeited such Restricted Stock on or before the payment date for such dividend or distribution, subject to the following terms and conditions (except as provided in Section 4(b) below):

          (i) In the event of a cash dividend or cash distribution on Common Stock other than an extraordinary dividend or distribution with a per-Share value at the payment date exceeding 8% of the then Fair Market Value of a Share, such dividend or distribution shall be paid in cash to Employee and shall be non-forfeitable;

          (ii) In the event of any non-cash dividend or distribution in the form of property other than Common Stock payable on Common Stock, such as shares of a subsidiary of the Company distributed in a spin-off, the Company shall retain in its custody the property so distributed in respect of Employee's Restricted Stock, which property thereafter will become vested if and to the same extent as the original Restricted Stock with respect to which the property was distributed becomes vested and, to the greatest extent practicable, shall be subject to all other terms and conditions as applied to the original Restricted Stock, including in the event of any dividends or distributions paid in respect of such property or with respect to the placement of any legend on certificate(s) or documents representing such property; provided, however, that any dividend or distribution of rights that expire before the applicable vesting date will be unrestricted and exercisable by Employee in accordance with their terms;

          (iii)In the event of a dividend or distribution in the form of Common Stock or split-up of shares, the Common Stock issued or delivered as such dividend or distribution or resulting from such split-up will be deemed to be additional Restricted Stock and will become vested if and to the same extent as the original Restricted Stock with respect to which the dividend or distribution was payable becomes vested, and shall be subject to all other terms and conditions as applied to the original Restricted Stock; and

          (iv) In the event of an extraordinary cash dividend or distribution not payable under clause (i) above, the amount of such cash shall be deemed reinvested in additional Restricted Stock at the Fair Market Value of Shares on the payment date, and the resulting Restricted Stock will become vested if and to the same extent as the original Restricted Stock with respect to which the dividend or distribution was payable becomes vested, and shall be subject to all other terms and conditions as applied to the original Restricted Stock.

     (b) Adjustments. The number and kind of shares of Restricted Stock and other terms and conditions of Restricted Stock or otherwise contained in this Agreement, including the Purchase Price per Share (for purposes of Section 6), shall be appropriately adjusted, in order to prevent dilution or enlargement of Employee's rights hereunder, to reflect any changes in the number of outstanding shares of Common Stock resulting from any event referred to in Section 11(c) of the Plan, taking into account any Restricted Stock or other amounts paid or credited to Employee in connection with such event under Section 4(a) hereof, in the sole discretion of the Committee. In addition, the Committee may vary the treatment of any dividend or distribution as specified under Section 4(a)(ii),
(iii) or (iv), in its discretion. The Committee may determine how to treat or settle any fractional share resulting under this Agreement.

     5. Change in Control Provisions. The provisions of Section 9(a) of the Plan shall apply to the Restricted Stock, such that vesting of Restricted Stock shall accelerate upon a Change in Control.

     6. Refund of Purchase Price Upon Forfeiture. In the event of Employee's forfeiture of Restricted Stock under Section 3, the Company will repay to Employee, for each Share of Restricted Stock forfeited, an amount equal to the lesser of the Purchase Price per Share (subject to any adjustment under Section 4(b)) or 100% of the Fair Market Value of a Share at the date of forfeiture. In the case of any forfeiture under Section 7, a refund will be paid calculated as the greater of the amount determined under this Section 6 or the amount, if any, payable under Section 10 of the Plan.


     7. Additional Forfeiture Provisions. Employee agrees that, by signing this Agreement and accepting the grant of the Restricted Stock, the forfeiture conditions set forth in Section 10 of the Plan shall apply to the Restricted Stock and to gains realized upon the vesting of the Restricted Stock.

     8. Other Terms of Restricted Stock.

     (a) Voting and Other Shareholder Rights. Employee shall be entitled to vote Restricted Stock on any matter submitted to a vote of holders of Common Stock, and shall have all other rights of a shareholder of the Company except as expressly limited by this Agreement.

     (b) Employee Representations and Warranties Upon Vesting. As a condition to the vesting of Restricted Stock, the Company may require Employee to make any representation or warranty to the Company as may be required under any applicable law or regulation, and to make a representation and warranty that no Forfeiture Event has occurred or is contemplated within the meaning of Section 10 of the Plan.

     (c) Certificates/DRS. Restricted Stock shall be evidenced by issuance of one or more certificates or in certificate-less form under the Direct Registration System ("DRS") established by the Company, in the name of Employee, bearing an appropriate legend referring to the terms, conditions, and restrictions applicable hereunder, and shall remain in the physical custody of the General Counsel of the Company or his designee until such time as such Shares of Restricted Stock have been vested and the restrictions hereunder have therefore lapsed. In addition, Restricted Stock shall be subject to such stop-transfer orders and other restrictive measures as the General Counsel of the Company shall deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of the New York Stock Exchange, or to implement the terms, conditions and restrictions hereunder, and the General Counsel may cause a legend or legends to be placed on any such certificates or DRS accounts to make appropriate reference to the terms, conditions and restrictions hereunder.

     (d) Stock Powers. Employee agrees to execute and deliver to the Company one or more stock powers, in such form as may be specified by the General Counsel, authorizing the transfer of the Restricted Stock to the Company, upon the request of the Company.

     (e) Mandatory Tax Withholding. Unless otherwise determined by the Committee, at the time of settlement the Company will withhold from any Shares deliverable to Employee, in accordance with Section 11(d) of the Plan, the number of shares having a value nearest to, but not exceeding, the amount of income taxes, employment taxes or other withholding amounts required to be withheld under applicable local laws and regulations, and pay the amount of such withholding taxes in cash to the appropriate taxing authorities. Employee will be responsible for any taxes relating to the Restricted Stock not satisfied by means of such mandatory withholding.

     (f) Employee Consent. By signing this Agreement, Employee voluntarily acknowledges and consents to the collection, use, processing and transfer of personal data as described in this Section 8(f). Employee is not obliged to consent to such collection, use, processing and transfer of personal data; however, failure to provide the consent may affect Employee's ability to participate in the Plan. The Company and its subsidiaries hold, for the purpose of managing and administering the Plan, certain personal information about Employee, including Employee's name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, and details of all options or any other entitlement to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in Employee's favor ("Data"). The Company and/or its subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Employee's participation in the Plan and the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States. Employee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares on Employee's behalf to a broker or other third party with whom Employee may elect to deposit any shares acquired pursuant to the Plan. Employee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect Employee's ability to participate in the Plan.

     (g) Voluntary Participation. Employee's participation in the Plan is voluntary. The value of the Restricted Stock is an extraordinary item of compensation. As such, the Restricted Stock is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. Rather, the awarding of Restricted Stock to Employee under the Plan represents a mere investment opportunity.

     (h) Consent to Electronic Delivery. EMPLOYEE HEREBY CONSENTS TO ELECTRONIC DELIVERY OF THE PLAN, THE PROSPECTUS FOR THE PLAN AND OTHER DOCUMENTS RELATED TO THE PLAN (COLLECTIVELY, THE "PLAN DOCUMENTS"). THE COMPANY WILL DELIVER THE PLAN DOCUMENTS ELECTRONICALLY TO EMPLOYEE BY E-MAIL, BY POSTING SUCH DOCUMENTS ON ITS INTRANET WEBSITE OR BY ANOTHER MODE OF ELECTRONIC DELIVERY AS DETERMINED BY THE

COMPANY IN ITS SOLE DISCRETION. THE COMPANY WILL SEND TO EMPLOYEE AN E-MAIL ANNOUNCEMENT WHEN A NEW PLAN DOCUMENT IS AVAILABLE ELECTRONICALLY FOR EMPLOYEE'S REVIEW, DOWNLOAD OR PRINTING AND WILL PROVIDE INSTRUCTIONS ON WHERE THE PLAN DOCUMENT CAN BE FOUND. UNLESS OTHERWISE SPECIFIED IN WRITING BY THE COMPANY, EMPLOYEE WILL NOT INCUR ANY COSTS FOR RECEIVING THE PLAN DOCUMENTS ELECTRONICALLY THROUGH THE COMPANY'S COMPUTER NETWORK. EMPLOYEE WILL HAVE THE RIGHT TO RECEIVE PAPER COPIES OF ANY PLAN DOCUMENT BY SENDING A WRITTEN REQUEST FOR A PAPER COPY TO THE ADDRESS SPECIFIED IN SECTION 10(d) HEREOF. EMPLOYEE'S CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS WILL BE VALID AND REMAIN EFFECTIVE UNTIL THE EARLIER OF (I) THE TERMINATION OF EMPLOYEE'S PARTICIPATION IN THE PLAN AND (II) THE WITHDRAWAL OF EMPLOYEE'S CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS. THE COMPANY ACKNOWLEDGES AND AGREES THAT EMPLOYEE HAS THE RIGHT AT ANY TIME TO WITHDRAW HIS OR HER CONSENT TO ELECTRONIC DELIVERY OF THE
PLAN DOCUMENTS BY SENDING A WRITTEN NOTICE OF WITHDRAWAL TO THE ADDRESS SPECIFIED IN SECTION 10(d) HEREOF. IF EMPLOYEE WITHDRAWS HIS OR HER CONSENT TO ELECTRONIC DELIVERY, THE COMPANY WILL RESUME SENDING PAPER COPIES OF THE PLAN DOCUMENTS WITHIN TEN (10) BUSINESS DAYS OF ITS RECEIPT OF THE WITHDRAWAL NOTICE. EMPLOYEE ACKNOWLEDGES THAT HE OR SHE IS ABLE TO ACCESS, VIEW AND RETAIN AN E-MAIL ANNOUNCEMENT INFORMING EMPLOYEE THAT THE PLAN DOCUMENTS ARE AVAILABLE IN EITHER HTML, PDF OR SUCH OTHER FORMAT AS THE COMPANY DETERMINES IN ITS SOLE DISCRETION.

     10. Miscellaneous.

     (a) Binding Agreement; Written Amendments. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Restricted Stock, and supersedes any prior agreements or documents with respect thereto. No amendment or alteration of this Agreement which may impose any additional obligation upon the Company shall be valid unless expressed in a written instrument duly executed in the name of the Company, and no amendment, alteration, suspension or termination of this Agreement which may materially impair the rights of Employee with respect to the Restricted Stock shall be valid unless expressed in a written instrument executed by Employee.

     (b) No Promise of Employment. The Restricted Stock and the granting thereof shall not constitute or be evidence of any agreement or understanding, express or implied, that Employee has a right to continue as an officer or employee of the Company for any period of time, or at any particular rate of compensation. Employee acknowledges and agrees that the Plan is discretionary in nature and limited in duration, and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time, provided, however that any outstanding Restricted Stock shall not be materially and adversely affected. The grant of Restricted Stock under the Plan is a one-time benefit and does not create any contractual or other right to receive a grant of restricted stock or other equity awards or benefits in lieu of equity awards in the future. Future grants, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the number of Shares and vesting provisions.

     (d) Governing Law. THE VALIDITY, CONSTRUCTION, AND EFFECT OF THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS (INCLUDING THOSE GOVERNING CONTRACTS) OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS, AND APPLICABLE FEDERAL LAW. The Restricted Stock and the granting thereof are subject to the Employee's compliance with the applicable law of the jurisdiction of Employee's employment.

     (e) Notices. Any notice to be given the Company under this Agreement shall be addressed to the Company at 521 West 57th Street, New York, NY 10019, attention: Corporate Secretary, and any notice to the Employee shall be addressed to the Employee at Employee's address as then appearing in the records of the Company.

                                                                Exhibit 10.5

                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

                2000 Stock Award and Incentive Plan (the "Plan")
                   Stock-Settled Appreciation Rights Agreement

     This Stock-Settled Appreciation Rights Agreement (the "Agreement") confirms the grant on ____________, 200_ (the "Grant Date") by INTERNATIONAL FLAVORS & FRAGRANCES INC., a New York corporation (the "Company"), to __________ ("Employee"), for the purpose set forth in Section 1 of the Plan, of stock appreciation rights (the "SARs") covering shares of the Company's Common Stock, par value $.12-1/2 per share (the "Shares"), pursuant to Section 6(c) of the Plan, as follows:

Shares covered by SARs:       ______Shares

Base Price (akin to           $______  per Share, being the fair market value
exercise price):              thereof on the Grant Date

SARs vest and become          As to 100%  of the Shares covered by the SARs on
exercisable:                  the third anniversary of the Grant Date, except
                              that different vesting and exercisability provisions may pply upon the occurrence of certain events specified in Section 5 or 6 hereof

Expiration Date:              The seventh anniversary of the Grant Date (at the
                              close of business) (the "Stated Expiration Date") or, in the event Employee's employment by the Company or its subsidiaries earlier terminates, then at the date the SARs expire or cease to be exercisable as provided under Section 5 hereof, or, in the event of a Change in Control, as provided in Section 6

Payment to Employee Upon      Upon exercise of SARs, Employee shall be entitled
Exercise:                     to receive payment in Shares determined by the
                              following formula:

                                     Shares = ((FMV - Base Price) * SARs
                                              Exercised) / FMV

                               Where: "Shares" is the number of Shares to be delivered
                                        "FMV" is the Fair Market Value of a
                                        Share at the exercise date
                                        "Base Price" is as set forth above
                                        "SARs Exercised" is the number of Shares
                                         covered by the SARs then being
                                         exercised
                                        "*" means "multiplied by"
                                        "/ " means "divided by"

Other Exercise Conditions     SARs may only be exercised at a date that the Fair
                              Market Value of a Share exceeds the Base Price, and only if the SARs are otherwise exercisable at such date. If, on the date the SARs expire or terminate, both conditions in the preceding sentence have been met, the SARs shall be automatically exercised.


The SARs are subject to the terms and conditions of the Plan and this Agreement, including the Terms and Conditions of Stock Appreciation Rights Grant attached hereto. The number and kind of shares purchasable and the Base Price are subject to adjustment in accordance with Section 11(c) of the Plan.

     Employee acknowledges and agrees that (i) the SARs are nontransferable, except as provided in Section 4 hereof and Section 11(b) of the Plan, (ii) the SARs, and certain amounts of gain realized upon exercise of the SARs, are subject to forfeiture in the event Employee fails to meet applicable requirements relating to non-competition, confidentiality, non-solicitation of customers, suppliers, business associates, employees and service providers, non-disparagement and cooperation in litigation with respect to the Company and its subsidiaries and affiliates, as set forth in Section 7 hereof and Section 10 of the Plan, (iii) the SARs are subject to forfeiture in the event of Employee's termination of employment in certain circumstances, as provided in Section 10 of the Plan and Section 5 hereof, (iv) sales of Shares will be subject to the Company's policies regulating securities trading by employees and the securities laws of the United States and (v) a copy of the Plan and related prospectus have previously been delivered to Employee, are being delivered to Employee or are available as specified in Section 1 hereof.

     IN WITNESS WHEREOF, International Flavors & Fragrances Inc. has caused this Agreement to be executed by its officer thereunto duly authorized, and Employee has duly executed this Agreement, as of the Grant Date, both parties intending to be legally bound hereby.

Employee                                INTERNATIONAL FLAVORS &
                                        FRAGRANCES INC.


_____________________________           By:__________________________________
                                             Dennis M. Meany
                                             Senior Vice President, General
                                             Counsel & Secretary

             TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS GRANT

     The following Terms and Conditions apply to the SARs granted to Employee by INTERNATIONAL FLAVORS & FRAGRANCES INC. (the "Company"), as specified on the preceding page. Certain specific terms of the SARs, including the number of shares purchasable, vesting and expiration dates, and the Base Price, are set forth on the preceding page.

     1. General. The SARs are granted to Employee under the Company's 2000 Stock Award and Incentive Plan (the "Plan"), a copy of which is available for review, along with other documents constituting the "prospectus" for the Plan, on the Company's intranet site at One IFF/Corporate/Law Department. All of the terms, conditions and other provisions of the Plan are incorporated by reference herein. Capitalized terms used in this Agreement but not defined herein (or in the preceding page) shall have the same meanings as in the Plan. If there is any conflict between the provisions of this document and mandatory provisions of the Plan, the provisions of the Plan govern. By accepting the grant of the SARs, Employee agrees to be bound by all of the terms and provisions of the Plan (as presently in effect or later amended), rules and regulations under the Plan adopted from time to time, and decisions and determinations of the Company's Compensation Committee (the "Committee") made from time to time, provided that no such Plan amendment, rule or regulation or Committee decision or determination shall materially and adversely affect the rights of the Employee with respect to the SARs without Employee's consent.

     2. Right to Exercise SARs. Subject to all applicable laws, rules, regulations and the terms of the Plan and this Agreement, Employee may exercise the SARs if and to the extent it has become vested and exercisable but not after the Stated Expiration Date of the SARs.

     3. Method of Exercise. To exercise the SARs, unless otherwise permitted by the Company, Employee must give written notice to the Company or its agent, which notice shall specifically refer to this Agreement, state the number of Shares as to which the SARs are being exercised, the name in which he or she wishes the Shares to be issued, and be signed by Employee. Once Employee gives a valid notice of exercise, such notice may not be revoked. When Employee exercises the SARs, or part thereof, the Company will transfer Shares (or make a certificate-less credit) to Employee's brokerage account at a designated securities brokerage firm or otherwise deliver Shares to Employee. No Employee or Beneficiary shall have at any time any rights with respect to shares covered by this Agreement prior to issuance of certificates (or certificate-less credit) therefor following exercise of the SARs as provided above. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of issue of such stock certificates (or credit). If any fractional Share would be deliverable upon exercise, after taking into account withholding for mandatory taxes in accordance with Section 9(a), the Company will pay cash in lieu of delivery of such fractional Share or will use such cash to apply towards withholding for taxes.

     4. Transferability. Except to the extent permitted under and subject to the conditions of Section 11(b) of the Plan, the SARs may not be assigned or transferred in any way by the Employee, except at the Employee's death, by his or her will or pursuant to the applicable laws of descent and distribution or to his or her designated Beneficiary, and in the event of his or her death the SARs shall be exercisable as provided in Section 5 hereof. If Employee shall attempt to make such prohibited assignment or transfer, the unexercised portion of the SARs shall be null and void and the Company shall have no further liability hereunder.

     5. Termination Provisions. The following provisions will govern the vesting, exercisability and expiration of the SARs in the event of Employee's Termination of Employment (as defined below); provided that the Committee retains its powers to accelerate vesting or modify these terms subject to the consent of Employee in the case of a modification materially adverse to
Employee:

     (a) Exercise While Employed; Voluntary Resignation and Termination by the Company for Cause. Except as provided in this Section 5, Employee shall have the right to exercise the SARs only so long as he or she remains in the employ of the Company or a subsidiary of the Company, including a subsidiary which becomes such after the date of this Agreement. Accordingly, in the event of Employee's Termination of Employment due to his or her voluntarily resignation (other than a Normal or Early Retirement governed by clause (b) or (c) below) or Termination of Employment by the Company for Cause (as defined below), all unvested SARs will be immediately forfeited, and all vested SARs (i) will cease to be exercisable and will terminate on the date three months after Termination of Employment due to such Voluntary Resignation (but in no event after the Stated Expiration Date) and (ii) will cease to be exercisable and will terminate immediately in the case of a Termination by the Company for Cause.

     (b) Disability or Normal Retirement. In the event of Employee's Termination of Employment due to Disability (as defined below) or Normal Retirement (as defined below), the following rules will apply:
     - Employee's unvested SARs will not be forfeited, but will remain outstanding and will become exercisable at the applicable date under this Agreement as though Employee had not had such a Termination of Employment; provided that, in the case of Termination of Employment due to Disability or Normal Retirement, Employee shall forfeit the unvested SARs if during the period following Termination of Employment up to the date of vesting Employee engages in activity that results in a Forfeiture Event set forth in Section 10 of the Plan. Employee acknowledges that the Committee has relied on the discretion granted to it under Section 10(d) of the Plan in requiring forfeiture upon occurrence of a Forfeiture Event during the applicable post-Termination period.
     - Unless forfeited, Employee's SARs shall remain outstanding and exercisable until the Stated Expiration Date, at which date the SARs will cease to be exercisable and will terminate, except as otherwise provided herein.

     (c) Termination by the Company Not for Cause or Early Retirement. In the event of Employee's Termination of Employment by the Company not for Cause or Employee's Early Retirement, the following rules apply:

     - A pro rata portion of Employee's then unvested SARs will not be forfeited, but will remain outstanding and will become exercisable at the applicable date under this Agreement as though Employee had not had such a Termination of Employment. This pro rata portion will be determined by multiplying the number of such unvested SARs by a fraction the numerator of which is the number of days from the Grant Date to the date of Employee's Termination of Employment and the denominator of which is 1,095; provided that Employee shall forfeit the unvested SARs if during the period following Termination of Employment up to the date of vesting Employee engages in activity that results in a Forfeiture Event set forth in Section 10 of the Plan. Employee acknowledges that the Committee has relied on the discretion granted to it under Section 10(d) of the Plan in requiring forfeiture upon occurrence of a Forfeiture Event during the applicable post-Termination period.
     - Employee's SARs that had not become vested before such Termination of Employment and are not included in the pro rata portion subject to continued vesting will be immediately forfeited.
     - Employee's SARs that were vested at the time of such Termination of Employment and those that thereafter become vested under this Section 5(c) shall remain outstanding and exercisable until the Stated Expiration Date, at which date the SARs will cease to be exercisable and will terminate.

     (d) Death. In the event of Employee's Termination of Employment due to death or death of Employee following Termination but prior to vesting of SARs not otherwise forfeited hereunder, Employee's unvested SARs will not be forfeited but will become immediately vested and exercisable, and all vested SARs shall remain outstanding and exercisable until the Stated Expiration Date, at which date the SARs will cease to be exercisable and will terminate, except as otherwise provided herein. Any SARs exercisable under this Section 5(d) following Employee's death may be exercised by Employee's legal representative, distributee, legatee or designated Beneficiary, as the case may be.

     (e) Certain Definitions. The following definitions apply for purposes of this Agreement:

          (i) "Cause" has the meaning as defined in the Company's Executive Separation Policy or any successor policy thereto, as in effect at the time of Employee's Termination of Employment.

          (ii) "Disability" means a disability entitling Employee to long-term disability benefits under the Company's long-term disability policy as in effect at the date of Employee's termination of employment, upon written evidence of such permanent disability from a medical doctor in a form satisfactory to the Company.

          (iii) "Early Retirement" means Termination of Employment by either the Company or Employee after Employee has attained age 55 and before he or she has attained age 62 if at the time of Termination Employee has ten or more years in the employ of the Company and/or its subsidiaries.

          (iv) "Normal Retirement" means Termination of Employment by either the Company or Employee after Employee has attained age 62.

          (v) "Termination of Employment" means the event by which Employee ceases to be employed by the Company or any subsidiary of the Company and, immediately thereafter, is not employed by or providing substantial services to any of the Company or a subsidiary of the Company. If Employee is granted a leave of absence for military or governmental service or other purposes approved by the Board, he or she shall be considered as continuing in the employ of the Company, or of a subsidiary of the Company, for the purpose of this subsection, while on such authorized leave of absence.

     6. Change in Control Provisions. The provisions of Section 9 of the Plan shall not apply to the SARs, except as specifically provided in this Section 6. In the event of a Change in Control (as defined in Section 9 of the Plan), the SARs, if not previously forfeited, will be fully vested and exercisable for a period of 90-days commencing at the date of the Change in Control, during which period Employee may elect to receive, instead of shares upon exercise, cash in an amount equal to (i) the Fair Market Value of a Share at the date of exercise minus the Base Price per share of the SARs times (ii) the number of shares that remained subject to the SARs (whether or not vested) at the time of the Change in Control (this payment will be required only if it is a positive amount). Such cash payment shall be made in a lump sum at the date of exercise. At the expiration of such 90-day period following the Change in Control, Employee will have no further rights with respect to the SARs, which thereupon will terminate.

     7. Forfeiture Provisions. Employee agrees that, by signing this Agreement and accepting the grant of the SARs, the forfeiture conditions set forth in
Section 5(b) hereof and in Section 10 of the Plan shall apply to the SARs and to gains realized upon the exercise of the SARs (in addition to the requirements of Section 5(b) and (c) applicable during any period of continued vesting following Termination of Employment).

     8. Employee Representations and Warranties, Consents and Acknowledgements.

     (a) As a condition to the exercise of the SARs, the Company may require Employee to make any representation or warranty to the Company as may be required under any applicable law or regulation, and to make a representation and warranty that no Forfeiture Event has occurred or is contemplated within the meaning of Section 5(b) hereof and Section 10 of the Plan.

     (b) By signing this Agreement, Employee voluntarily acknowledges and consents to the collection, use processing and transfer of personal data as described in this clause (b). Employee is not obliged to consent to such collection, use, processing and transfer of personal data; however, failure to provide the consent may affect Employee's ability to participate in the Plan. The Company and its subsidiaries hold, for the purpose of managing and administering the Plan, certain personal information about Employee, including Employee's name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options and SARs or any other entitlement to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in Employee's favor
("Data"). The Company and/or its subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Employee's participation in the Plan and the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States. Employee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on Employee's behalf to a broker or other third party with whom Employee may elect to deposit any Shares acquired pursuant to the Plan. Employee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect Employee's ability to participate in the Plan.

     (c) Employee's participation in the Plan is voluntary. The value of the SARs is an extraordinary item of compensation. As such, the SARs are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. Rather, the awarding of the SARs to Employee under the Plan represents a mere investment opportunity.

     (d) EMPLOYEE HEREBY CONSENTS TO ELECTRONIC DELIVERY OF THE PLAN, THE PROSPECTUS FOR THE PLAN AND OTHER DOCUMENTS RELATED TO THE PLAN (COLLECTIVELY, THE "PLAN DOCUMENTS"). THE COMPANY WILL DELIVER THE PLAN DOCUMENTS ELECTRONICALLY TO EMPLOYEE BY E-MAIL, BY POSTING SUCH DOCUMENTS ON ITS INTRANET WEBSITE OR BY ANOTHER MODE OF ELECTRONIC DELIVERY AS DETERMINED BY THE COMPANY IN ITS SOLE DISCRETION. THE COMPANY WILL SEND TO EMPLOYEE AN E-MAIL ANNOUNCEMENT WHEN A NEW PLAN DOCUMENT IS AVAILABLE ELECTRONICALLY FOR EMPLOYEE'S REVIEW, DOWNLOAD OR PRINTING AND WILL PROVIDE INSTRUCTIONS ON WHERE THE PLAN DOCUMENT CAN BE FOUND. UNLESS OTHERWISE SPECIFIED IN WRITING BY THE COMPANY, EMPLOYEE WILL NOT INCUR ANY COSTS FOR RECEIVING THE PLAN DOCUMENTS ELECTRONICALLY THROUGH THE COMPANY'S COMPUTER NETWORK. EMPLOYEE WILL HAVE THE RIGHT TO RECEIVE PAPER COPIES OF ANY PLAN DOCUMENT BY SENDING A WRITTEN REQUEST FOR A PAPER COPY TO THE ADDRESS SPECIFIED IN SECTION 9(e) HEREOF. EMPLOYEE'S CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS WILL BE VALID AND REMAIN EFFECTIVE UNTIL THE EARLIER OF (I) THE TERMINATION OF EMPLOYEE'S PARTICIPATION IN THE PLAN AND (II) THE WITHDRAWAL OF EMPLOYEE'S CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS. THE COMPANY ACKNOWLEDGES AND AGREES THAT EMPLOYEE HAS THE RIGHT AT ANY TIME TO WITHDRAW HIS OR HER CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS BY SENDING A WRITTEN NOTICE OF WITHDRAWAL TO THE ADDRESS SPECIFIED IN
SECTION 9(e) HEREOF. IF EMPLOYEE WITHDRAWS HIS OR HER CONSENT TO ELECTRONIC DELIVERY, THE COMPANY WILL RESUME SENDING PAPER COPIES OF THE PLAN DOCUMENTS WITHIN TEN (10) BUSINESS DAYS OF ITS RECEIPT OF THE WITHDRAWAL NOTICE. EMPLOYEE ACKNOWLEDGES THAT HE OR SHE IS ABLE TO ACCESS, VIEW AND RETAIN AN E-MAIL ANNOUNCEMENT INFORMING EMPLOYEE THAT THE PLAN DOCUMENTS ARE AVAILABLE IN EITHER HTML, PDF OR SUCH OTHER FORMAT AS THE COMPANY DETERMINES IN ITS SOLE DISCRETION.

     9. Miscellaneous.

     (a) Mandatory Tax Withholding. Unless otherwise determined by the Committee, at the time of exercise the Company will withhold from any shares deliverable upon exercise, in accordance with Section 11(d) of the Plan, the number of shares having a value nearest to, but not exceeding, the amount of income taxes, employment taxes or other withholding amounts required to be withheld under applicable local laws and regulations, and pay the amount of such withholding taxes in cash to the appropriate taxing authorities. Employee will be responsible for any taxes relating to the SARs and the exercise thereof not satisfied by means of such mandatory withholding.

     (b) Binding Agreement; Written Amendments. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the SARs, and supersedes any prior agreements or documents with respect to the SARs. No amendment or alteration of this Agreement which may impose any additional obligation upon the Company shall be valid unless expressed in a written instrument duly executed in the name of the Company, and no amendment, alteration, suspension or termination of this Agreement which may materially and adversely affect the rights of Employee under the SARs shall be valid unless expressed in a written instrument executed by Employee.

     (c) No Promise of Employment. The SARs and the granting thereof shall not constitute or be evidence of any agreement or understanding, express or implied, that Employee has a right to continue as an employee of the Company for any period of time, or at any particular rate of compensation. Employee acknowledges and agrees that the Plan is discretionary in nature and limited in duration, and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time, provided, however that any outstanding SARs shall not be affected. The grant of stock SARs under the Plan is a one-time benefit and does not create any contractual or other right to receive a grant of stock SARs or benefits in lieu of stock SARs in the future. Future grants, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the number of SARs, vesting provisions and the exercise or base price.

     (d) Governing Law. The validity, construction, and effect of this Agreement shall be determined in accordance with the laws (including those governing contracts) of the State of New York, without giving effect to principles of conflicts of laws, and applicable federal law. The SARs and the granting thereof are subject to the Company's compliance with the applicable law of the jurisdiction of Employee's employment.

     (e) Notices. Any notice to be given the Company under this Agreement shall be addressed to the Company at 521 West 57th Street, New York, NY 10019, attention: Corporate Secretary, and any notice to the Employee shall be addressed to the Employee at Employee's address as then appearing in the records of the Company.

                                                                Exhibit 10.6

                    INTERNATIONAL FLAVORS & FRAGRANCES INC.

                       2000 Stock Award and Incentive Plan
                             As Amended and Restated

                      U.S. Restricted Stock Units Agreement

This Restricted Stock Units Agreement (the "Agreement") confirms the grant on __________, 20__ (the "Grant Date") by INTERNATIONAL FLAVORS & FRAGRANCES INC., a New York corporation (the "Company"), to __________ ("Employee") of Restricted Stock Units (the "Units"), as follows:

Number granted:   _____ Units

Units vest:    All Units  will vest on  _________,  20__  (the  "Stated  Vesting
          Date"), if not previously forfeited. In addition, the Units will become immediately vested upon a Change in Control or upon the occurrence of certain events relating to termination of employment in accordance with Section 4 hereof.

          Settlement: Units granted hereunder will be settled by delivery of one share of the Company's Common Stock, par value $.12-1/2 per share, for each Unit being settled. Such settlement shall occur promptly on or following the vesting (the lapse of the risk of forfeiture) of each Unit as specified above. Any reference in this Agreement to settlement "promptly" upon a settlement date requires that shares be delivered no more than 60 days after the settlement date. The foregoing notwithstanding, settlement shall be deferred in certain cases if so elected by Employee by filling out the following section, executing the Agreement and returning it to the Company by __________, 20__, or as otherwise provided under Section 6 hereof:

          Check Only One:

          ____ I hereby  elect to have my Units  settled  at the date of vesting
               (this includes any date following Termination of Employment deemed to result from continued vesting under Section 4(b) or
               (c)) (Note: this election will apply if this form is not returned or if no box is checked).

          ____ I hereby elect to defer the settlement of my Units until the first business day of the year (date must be after the Stated Vesting Date) (subject to accelerated settlement of the deferred Units in the event of a Change in Control and accelerated settlement of previously vested Units in the event of Employee's Termination of Employment for any reason, including Normal or Early Retirement, after the Stated Vesting Date, at which time settlement will occur promptly but subject to the six-month delay rule of Section 6(b), if applicable).

          ____ I hereby  elect  to defer  the  settlement  of my Units  until my
               Termination of Employment for any reason, including Retirement, at which time settlement will occur promptly but subject to the six-month delay rule of Section 6(b), if applicable, and in all events subject to accelerated settlement in the event of a Change in Control.

          If I elect to defer the settlement of my Units, I acknowledge and agree that, if the Company declares and pays a dividend of any kind on the Company's Common Stock, amounts equivalent to such dividends will be paid on any vested Units after the Stated Vesting Date, even if such Units have not been settled, and that such dividend equivalents will be treated as compensation to me.

                                   * * * * * *

The Units are granted  under  Section 6(e) of the 2000 Stock Award and Incentive

Plan, as amended and restated (the "Plan"), and are subject to the terms and conditions of the Plan and this Agreement, including the Terms and Conditions of Restricted Stock Units attached hereto. The number of Units and the kind of shares deliverable in settlement of Units are subject to adjustment in accordance with Section 5 hereof and Section 11(c) of the Plan.

     Employee acknowledges and agrees that (i) Units are nontransferable, except as provided in Section 3 hereof and Section 11(b) of the Plan, (ii) Units, and certain amounts of gain realized upon settlement of Units, are subject to forfeiture in the event Employee fails to meet applicable requirements relating to non-competition, confidentiality, non-solicitation of customers, suppliers, business associates, employees, and service providers, non-disparagement and cooperation in litigation with respect to the Company and its subsidiaries and affiliates, as set forth in Section 7 hereof and Section 10 of the Plan, (iii) Units are subject to forfeiture in the event of Employee's Termination of Employment in certain circumstances prior to vesting, as specified in Section 4 hereof, (iv) sales of shares delivered in settlement of Units will be subject to the Company's policies regulating trading by employees and (v) a copy of the Plan and related prospectus have previously been delivered to Employee, are being delivered to Employee or are available as specified in Section 1 hereof.

     IN WITNESS WHEREOF, INTERNATIONAL FLAVORS & FRAGRANCES INC. has caused this Agreement to be executed by its officer thereunto duly authorized, and Employee has duly executed this Agreement, by which each has agreed to the terms of this Agreement.

Employee                             INTERNATIONAL FLAVORS &
                                     FRAGRANCES INC.



_____________________________        By:__________________________________
                                        Dennis M. Meany
                                        Senior Vice President, General Counsel
                                        and Secretary

                 TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

     The following Terms and Conditions apply to the Units granted to Employee by INTERNATIONAL FLAVORS & FRAGRANCES INC. (the "Company"), as specified in the U.S. Restricted Stock Units Agreement (of which these Terms and Conditions form a part). Certain terms of the Units, including the number of Units granted, vesting date(s) and settlement date, are set forth on the preceding pages.

     1. General. The Units are granted to Employee under the Company's 2000 Stock Award and Incentive Plan (the "Plan"), a copy of which is available for review, along with other documents constituting the "prospectus" for the Plan, on the Company's intranet site at One IFF/Corporate/Law Department. All of the applicable terms, conditions and other provisions of the Plan are incorporated by reference herein. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this document and mandatory provisions of the Plan, the provisions of the Plan govern. By accepting the grant of the Units, Employee agrees to be bound by all of the terms and provisions of the Plan (as presently in effect or later amended), the rules and regulations under the Plan adopted from time to time, and the decisions and determinations of the Company's Compensation Committee (the "Committee") made from time to time, provided that no such Plan amendment, rule or regulation or Committee decision or determination shall materially and adversely affect the rights of the Employee with respect to outstanding Units.

     2. Account for Employee. The Company shall maintain a bookkeeping account for Employee (the "Account") reflecting the number of Units then credited to Employee hereunder as a result of such grant of Units.

     3. Nontransferability. Until Units become settleable in accordance with the terms of this Agreement, Employee may not transfer Units or any rights hereunder to any third party other than by will or the applicable laws of descent and distribution, except for transfers to a Beneficiary upon death of Employee or otherwise if and to the extent permitted by the Company and subject to the conditions under Section 11(b) of the Plan.

     4. Termination Provisions. The following provisions will govern the vesting and forfeiture of the Units in the event of Employee's Termination of Employment (as defined below), provided that the Committee retains its powers to accelerate vesting or modify these terms, subject to the consent of Employee in the case of a modification materially adverse to Employee and subject to Section 6(b) hereof:

          (a) Voluntary Resignation and Termination by the Company for Cause. In the event of Employee's Termination of Employment due to his or her voluntary resignation (other than a Normal or Early Retirement governed by clause (b) or (c) below) or Termination of Employment by the Company for Cause (as defined below), all unvested Units will be immediately forfeited, and the portion of the then-outstanding Units that is vested and non-forfeitable at the date of Termination will be settled promptly following such Termination, subject to the six-month delay rule in Section 6(b) if applicable.

          (b) Disability or Normal Retirement. In the event of Employee's Termination of Employment due to Disability (as defined below) or Normal Retirement (as defined below), Employee's unvested Units will not be forfeited, but will remain outstanding and will become vested at the applicable date under this Agreement as though Employee had not had such a Termination of Employment; provided that Employee shall forfeit the unvested Units if during the period following Termination of Employment up to the date of vesting Employee engages in an activity that results in a Forfeiture Event set forth in Section 10 of the Plan. Upon vesting, such Units will be settled promptly. Units vested prior to such Termination will be settled promptly following such Termination, subject to the six-month delay rule in Section 6(b) if applicable. Employee acknowledges that the Committee has relied on the discretion granted to it under Section 10(d) of the Plan in requiring forfeiture upon occurrence of a Forfeiture Event during the applicable post-Termination period.

          (c) Termination by the Company Not for Cause or Early Retirement. In the event of Employee's Termination of Employment by the Company not for Cause or Employee's Early Retirement, the following rules apply:
          - A pro rata portion of Employee's then unvested Units will not be forfeited, but will remain outstanding and will become vested at the applicable date under this Agreement as though Employee had not had such a Termination of Employment. This pro rata portion will be determined by multiplying the number of unvested Units by a fraction the numerator of which is the number of days from the Grant Date to the date of Employee's Termination of Employment and the denominator of which is 1,095; provided that Employee shall forfeit such unvested Units if during the period following Termination of Employment up to the date of vesting Employee engages in activity that results in a Forfeiture Event set forth in Section 10 of the Plan. Employee acknowledges that the Committee has relied on the discretion granted to it under
               Section 10(d) of the Plan in requiring forfeiture upon occurrence of a Forfeiture Event during the applicable post-Termination period.
          - Employee's Units that had not become vested before such Termination of Employment and which are not included in the pro rata portion subject to continued vesting will be immediately forfeited.
          - Upon vesting of the Units included in the pro rata portion subject to continued vesting, such Units will be settled promptly as provided herein.
          - Units vested prior to such Termination will be settled promptly after such Termination, subject to the six-month delay rule in
               Section 6(b) if applicable.

     (d) Death. In the event of Employee's Termination of Employment due to death or the death of Employee following Termination but prior to vesting of Units not otherwise forfeited hereunder, Employee's unvested Units will not be forfeited but will become immediately vested. Such Units and any Units vested prior to death will be settled promptly as provided herein.

     (e) Certain Definitions. The following definitions apply for purposes of this Agreement:

     (i) "Cause" has the meaning as defined in the Company's Executive Separation Policy or any successor policy thereto, as in effect at the time of Employee's Termination of Employment.

     (ii)"Disability" means a disability entitling Employee to long-term disability benefits under the Company's long-term disability policy as in effect at the date of Employee's termination of employment, upon written evidence of such total disability from a medical doctor in a form satisfactory to the Company.

     (iii)"Early  Retirement"  means  Termination  of  Employment  by either the
          Company or Employee after Employee has attained age 55 and before he or she has attained age 62 if at the time of Termination Employee has ten or more years in the employ of the Company and/or its subsidiaries.

     (iv)"Normal Retirement" means Termination of Employment by either the Company or Employee after Employee has attained age 62.

     (v) "Termination of Employment" means the event by which Employee ceases to be employed by the Company or any subsidiary of the Company and, immediately thereafter, is not employed by or providing substantial services to any of the Company or a subsidiary of the Company. If
          Employee is granted a leave of absence for military or governmental service or other purposes approved by the Board, he or she shall be considered as continuing in the employ of the Company, or of a subsidiary of the Company, for the purpose of this subsection, while on such authorized leave of absence.

     5. Dividends and Adjustments.

          (a) Dividends. No Dividends or Dividend Equivalents of any kind (including cash dividends, non-Common Stock Dividends or Common Stock Dividends) will be credited or paid on any unvested Units. Units that, at the relevant dividend record date that occurs before the issuance of shares in settlement of Units, previously have been vested (i.e., Units deferred as to settlement under Section 6), shall be entitled to payments or credits equivalent to dividends that would have been paid if the Units had been outstanding shares at such record date. The form and timing of such payments will be in the discretion of the Committee.

          (b) Adjustments. The number of Units credited to Employee's Account and/or the property deliverable upon settlement of Units shall be appropriately adjusted, in order to prevent dilution or enlargement of Employee's rights with respect to Units in connection with, or to reflect any changes in the number and kind of outstanding shares of Common Stock resulting from, any corporate transaction or event referred to in the first sentence of Section 11(c) of the Plan.

          (c) Risk of Forfeiture and Settlement of Units Resulting from Adjustments. Units (and other property deliverable in settlement of Units) which directly or indirectly result from adjustments to a Unit granted hereunder shall be subject to the same risk of forfeiture (including additional forfeiture terms of Section 10 of the Plan) as applies to the granted Unit and will be settled at the same time as the granted Unit.

     6. Deferral of Settlement.

          (a) Voluntary Deferral. Settlement of any Unit, which otherwise would occur upon the vesting or lapse of the risk of forfeiture of such Unit, will be deferred in certain cases if and to the extent so elected by Employee in accordance with the cover page of this Agreement.

          (b) Code Section 409A Compliance. Deferrals, whether elective or mandatory under the terms of this Agreement, shall comply with requirements under Section 409A of the Internal Revenue Code (the "Code"). Other provisions of this Agreement notwithstanding, under U.S. federal income tax laws and Treasury Regulations (including proposed regulations and other applicable guidance) as presently in effect or hereafter implemented, (i) a distribution in settlement of Units to Employee triggered by a Termination of Employment will occur only if the Termination constitutes a "separation from service" within the meaning of Code Section 409A(a)(2)(A)(i) and, if at the time of such separation from service Employee is a "specified employee" under Code Section 409A(a)(2)(B)(i) and a delay in distribution is required in order that Employee will not be subject to a tax penalty under Code Section 409A, such distribution in settlement of Units will occur at the date six months after Termination of Employment; and (ii) any rights of Employee or retained authority of the Company with respect to Units hereunder shall be automatically modified and limited to the extent necessary so that Employee will not be deemed to be in constructive receipt of income relating to the Units prior to the distribution and so that Employee shall not be subject to any penalty under Code Section 409A.

     7. Additional Forfeiture Provisions. Employee agrees that, by signing this Agreement and accepting the grant of the Units, the forfeiture conditions set forth in Section 10 of the Plan shall apply to all Units hereunder and to gains realized upon the vesting of the Units. For the purpose of the forfeiture conditions set forth in Section 10 of the Plan, gains will be deemed to be realized at the time of vesting for any Units the settlement of which is deferred at the election of Employee.

     8. Employee Representations and Warranties Upon Settlement. As a condition to the settlement of the Units, the Company may require Employee to make any representation or warranty to the Company as may be required under any applicable law or regulation, and to make a representation and warranty that no Forfeiture Event has occurred or is contemplated within the meaning of Section 10 of the Plan.

     9. Other Terms Relating to Units.

          (a) Fractional Units and Shares. The number of Units credited to Employee's Account shall include fractional Units, if any, calculated to at least three decimal places, unless otherwise determined by the Committee. Unless settlement is effected through a third-party broker or agent that can accommodate fractional shares (without requiring issuance of a fractional share by the Company), upon settlement of the Units Employee shall be paid, in cash, an amount equal to the value of any fractional share that would have otherwise been deliverable in settlement of such Units.

          (b) Mandatory Tax Withholding. Unless otherwise determined by the Committee, at the time of settlement the Company will withhold from any shares deliverable in settlement of the Units, in accordance with Section 11(d) of the Plan, the number of shares having a value nearest to, but not exceeding, the amount of income taxes, employment taxes or other withholding amounts required to be withheld under applicable local laws and regulations, and pay the amount of such withholding taxes in cash to the appropriate taxing authorities. Employee will be responsible for any taxes relating to the Units not satisfied by means of such mandatory withholding.

          (c) Statements. An individual statement of each Employee's Account will be issued to each Employee at such times as may be determined by the Company. Such a statement shall reflect the number of Units credited to Employee's Account, transactions therein during the period covered by the statement, and other information deemed relevant by the Committee. Such a statement may be combined with or include information regarding other plans and compensatory arrangements for employees. Any statement containing an error shall not, however, represent a binding obligation to the extent of such error.

          (d) Employee Consent. By signing this Agreement, Employee voluntarily acknowledges and consents to the collection, use processing and transfer of personal data as described in this Section 9(d). Employee is not obliged to consent to such collection, use, processing and transfer of personal data; however, failure to provide the consent may affect Employee's ability to participate in the Plan. The Company and its subsidiaries hold, for the purpose of managing and administering the Plan, certain personal information about Employee, including Employee's name, home address and telephone number, date of birth, social security number or other employee identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, and details of all options or any other entitlement to shares of stock awarded, canceled, purchased, vested, unvested or outstanding in Employee's favor ("Data"). The Company and/or its subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of Employee's participation in the Plan and the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States. Employee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Employee's participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares on Employee's behalf to a broker or other third party with whom Employee may elect to deposit any shares acquired pursuant to the Plan. Employee may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting the Company; however, withdrawing consent may affect Employee's ability to participate in the Plan.

          (e) Voluntary Participation. Employee's participation in the Plan is voluntary. The value of the Units is an extraordinary item of compensation. As such, the Units are not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. Rather, the awarding of Units to Employee under the Plan represents a mere investment opportunity.

          (f) Consent to Electronic Delivery. EMPLOYEE HEREBY CONSENTS TO ELECTRONIC DELIVERY OF THE PLAN, THE PROSPECTUS FOR THE PLAN AND OTHER DOCUMENTS RELATED TO THE PLAN (COLLECTIVELY, THE "PLAN DOCUMENTS"). THE COMPANY WILL DELIVER THE PLAN DOCUMENTS ELECTRONICALLY TO EMPLOYEE BY E-MAIL, BY POSTING SUCH DOCUMENTS ON ITS INTRANET WEBSITE OR BY ANOTHER MODE OF ELECTRONIC DELIVERY AS DETERMINED BY THE COMPANY IN ITS SOLE DISCRETION. THE COMPANY WILL SEND TO EMPLOYEE AN E-MAIL ANNOUNCEMENT WHEN A NEW PLAN DOCUMENT IS AVAILABLE ELECTRONICALLY FOR EMPLOYEE'S REVIEW,
     DOWNLOAD  OR  PRINTING  AND WILL  PROVIDE  INSTRUCTIONS  ON WHERE  THE PLAN
     DOCUMENT CAN BE FOUND. UNLESS OTHERWISE SPECIFIED IN WRITING BY THE COMPANY, EMPLOYEE WILL NOT INCUR ANY COSTS FOR RECEIVING THE PLAN DOCUMENTS ELECTRONICALLY THROUGH THE COMPANY'S COMPUTER NETWORK. EMPLOYEE WILL HAVE THE RIGHT TO RECEIVE PAPER COPIES OF ANY PLAN DOCUMENT BY SENDING A WRITTEN REQUEST FOR A PAPER COPY TO THE ADDRESS SPECIFIED IN SECTION 10(e) HEREOF. EMPLOYEE'S CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS WILL BE VALID AND REMAIN EFFECTIVE UNTIL THE EARLIER OF (I) THE TERMINATION OF EMPLOYEE'S PARTICIPATION IN THE PLAN AND (II) THE WITHDRAWAL OF EMPLOYEE'S CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS. THE COMPANY ACKNOWLEDGES AND AGREES THAT EMPLOYEE HAS THE RIGHT AT ANY TIME TO WITHDRAW HIS OR HER CONSENT TO ELECTRONIC DELIVERY OF THE PLAN DOCUMENTS BY SENDING A WRITTEN NOTICE OF WITHDRAWAL TO THE ADDRESS SPECIFIED IN SECTION 10(e) HEREOF. IF EMPLOYEE WITHDRAWS HIS OR HER CONSENT TO ELECTRONIC DELIVERY, THE COMPANY WILL RESUME SENDING PAPER COPIES OF THE PLAN DOCUMENTS WITHIN TEN (10) BUSINESS DAYS OF ITS RECEIPT OF THE WITHDRAWAL NOTICE. EMPLOYEE ACKNOWLEDGES THAT HE OR SHE IS ABLE TO ACCESS, VIEW AND RETAIN AN E-MAIL ANNOUNCEMENT INFORMING EMPLOYEE THAT THE PLAN DOCUMENTS ARE AVAILABLE IN EITHER HTML, PDF OR SUCH OTHER FORMAT AS THE COMPANY DETERMINES IN ITS SOLE DISCRETION.

     10. Miscellaneous.

          (a) Binding Agreement; Written Amendments. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Units, and supersedes any prior agreements or documents with respect thereto. No amendment or alteration of this Agreement which may impose any additional obligation upon the Company shall be valid unless expressed in a written instrument duly executed in the name of the Company, and no amendment, alteration, suspension or termination of this Agreement which may materially impair the rights of Employee with respect to the Units shall be valid unless expressed in a written instrument executed by Employee.

          (b) No Promise of Employment. The Units and the granting thereof shall not constitute or be evidence of any agreement or understanding, express or implied, that Employee has a right to continue as an officer or employee of the Company for any period of time, or at any particular rate of compensation. Employee acknowledges and agrees that the Plan is discretionary in nature and limited in duration, and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time, provided, however that any outstanding Units shall not be materially and adversely affected. The grant of Units under the Plan is a one-time benefit and does not create any contractual or other right to receive a grant of restricted stock units or stock options or benefits in lieu of units or stock options in the future. Future grants, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of any grant, the number of units and vesting provisions.

          (c) Unfunded Plan. Any provision for distribution in settlement of Employee's Account hereunder shall be by means of bookkeeping entries on the books of the Company and shall not create in Employee any right to, or claim against any, specific assets of the Company, nor result in the creation of any trust or escrow account for Employee. With respect to Employee's entitlement to any distribution hereunder, Employee shall be a general creditor of the Company.

          (d) Governing Law. THE VALIDITY, CONSTRUCTION, AND EFFECT OF THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS (INCLUDING THOSE GOVERNING CONTRACTS) OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS, AND APPLICABLE FEDERAL LAW. The Units and the granting thereof are subject to the Employee's compliance with the applicable law of the jurisdiction of Employee's employment.

          (e) Notices. Any notice to be given the Company under this Agreement shall be addressed to the Company at 521 West 57th Street, New York, NY 10019, attention: Corporate Secretary, and any notice to the Employee shall be addressed to the Employee at Employee's address as then appearing in the records of the Company.